UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________
FORM 8-K

 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 19, 2017
(Date of earliest event reported)
 ______________________________________________________________________________
Verizon Communications Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________________________________

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[   ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition
Attached as an exhibit hereto are a press release and financial tables dated October 19, 2017 issued by Verizon Communications Inc. (Verizon).
NON-GAAP MEASURES
Verizon’s press release and financial tables include financial information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management's intent to provide non-GAAP financial information to enhance the understanding of Verizon's GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. We believe that non-GAAP measures provide relevant and useful information, which is used by management, investors and other users of our financial information in assessing both consolidated and segment performance. The non-GAAP financial information presented may be determined or calculated differently by other companies and may not be directly comparable to that of other companies.
Consolidated Operating Revenues Excluding Divested Businesses and Acquisitions

Consolidated Operating Revenues Excluding Divested Businesses and Acquisitions is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating our revenue growth and trends on a comparable basis.   For the three months ended September 30, 2016, Consolidated Operating Revenues Excluding Divested Businesses and Acquisitions excludes operating revenues from (i) the local landline businesses in California, Florida and Texas divested on April 1, 2016, (ii) the data center businesses divested on May 1, 2017 and (iii) an insignificant divestiture completed in the third quarter of 2017 (collectively, the Divested Businesses).   For the three months ended September 30, 2017, Consolidated Operating Revenues Excluding Divested Businesses and Acquisitions excludes operating revenues from (i) Yahoo!, Inc.’s operating business (acquired on June 13, 2017), (ii) XO Holdings’ wireline business (XO) (acquired on February 1, 2017), (iii) Fleetmatics Group PLC (acquired on November 7, 2016) and (iv) Telogis, Inc. (acquired on July 29, 2016) for a one month period (collectively, the Acquisitions).
Consolidated Operating Revenues Excluding Divested Businesses and Acquisitions is calculated by subtracting operating revenues from Divested Businesses and Acquisitions from our consolidated operating revenues.
IoT Revenues Excluding Acquisitions

IoT Revenues Excluding Acquisitions is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating our IoT revenue growth and trends on a comparable basis. For the three months ended September 30, 2016 and 2017, IoT Revenues Excluding Acquisitions excludes operating revenues from Fleetmatics Group PLC (acquired on November 7, 2016) and Telogis, Inc. (acquired on July 29, 2016).
IoT Revenues Excluding Acquisitions is calculated by subtracting operating revenues from Fleetmatics and Telogis from IoT revenues.
Wireline Operating Revenues Excluding Acquisition
Wireline Operating Revenues Excluding Acquisition is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating our Wireline revenue growth and trends on a comparable basis since operating revenues from XO (acquired on February 1, 2017) are not reflected in our third quarter 2016 results.
Wireline Operating Revenues Excluding Acquisition is calculated by subtracting operating revenues from XO from Wireline operating revenues.
Consolidated EBITDA and Consolidated EBITDA Margin
Consolidated earnings before interest, taxes, depreciation and amortization (Consolidated EBITDA), Consolidated EBITDA Margin, Segment EBITDA, and Segment EBITDA Margin are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating operating profitability on a more variable cost basis as they exclude depreciation and amortization expense related primarily to capital expenditures and acquisitions that occurred in prior periods, as well as in evaluating operating performance in relation to Verizon’s competitors.

Consolidated EBITDA is calculated by adding back interest, taxes, depreciation and amortization expense, equity in losses of unconsolidated businesses and other (income) and expense, net to net income. Consolidated EBITDA Margin is calculated by dividing Consolidated EBITDA by consolidated operating revenues.
Segment EBITDA is calculated by adding back depreciation and amortization expense to segment operating income. Segment EBITDA Margin is calculated by dividing Segment EBITDA by segment total operating revenues.
Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Margin
Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Margin are non-GAAP financial measures that we believe provide relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. We believe Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Margin are widely used by investors to compare a company’s operating performance to its competitors by minimizing impacts caused by differences in capital structure, taxes and depreciation policies. Further, the exclusion of special items enables comparability to prior period performance and trend analysis.
Consolidated Adjusted EBITDA is calculated by excluding from Consolidated EBITDA the effect of the following special items: actuarial gains or losses arising from the re-measurements of pension and other postretirement benefits, severance costs, net gain on sale of Divested Businesses, gain on spectrum license transactions and acquisition and integration related costs. Actuarial gains or losses as a result of the re-measurements of pension and other postretirement benefits are included in our operating expenses and are measured based on projected discount rates and estimated returns on plan assets. Such estimates are updated at least annually at the end of the fiscal year to reflect actual discount rates and returns on plan assets or more frequently if significant events arise which require an interim re-measurement. Acquisition and integration related costs represent transaction expenses related to business acquisitions and incremental expenses incurred to integrate the acquired businesses into our operations. We believe the exclusion of the above-noted special items enables management, investors and other users of our financial information to assess our sequential and year-over-year performance on a more comparable basis and is consistent with management’s own evaluation of performance.
Consolidated Adjusted EBITDA Margin is calculated by dividing Consolidated Adjusted EBITDA by Consolidated Operating Revenues.
Consolidated Adjusted EBITDA Excluding Operating Results from Divested Businesses is calculated by excluding the operating results from Divested Businesses from Consolidated Adjusted EBITDA. Management uses this measure to assess our ability to repay debt and we believe this measure is also useful to rating agencies, lenders and other parties in evaluating our creditworthiness.
Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio
Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating Verizon’s ability to service its debt.
Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. Net Debt to Consolidated Adjusted EBITDA Ratio is calculated by dividing Net Debt by Consolidated Adjusted EBITDA Excluding Operating Results from Divested Businesses. For purposes of Net Debt to Consolidated Adjusted EBITDA Ratio, Consolidated Adjusted EBITDA Excluding Operating Results from Divested Businesses is calculated for the last twelve months.
Adjusted Earnings per Common Share
Adjusted Earnings per Common Share (Adjusted EPS) is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating our operating results and understanding our operating trends without the effect of special items. We believe excluding special items provides more comparable assessment of our financial results from period to period.
Adjusted EPS is calculated by excluding the effect of special items such as actuarial gains or losses arising from the re-measurement of pension and other postretirement benefits, severance costs, early debt redemption costs and acquisition and integration related costs from the calculation of reported EPS.
See the accompanying schedules for reconciliations of non-GAAP financial measures to GAAP.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99	Press release and financial tables, dated October 19, 2017, issued by Verizon Communications Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	October 19, 2017	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Press release and financial tables, dated October 19, 2017, issued by Verizon Communications Inc.